EXHIBIT (h)(iv)

POWER OF ATTORNEY

I, the undersigned Trustee of The Merger Fund and The Merger Fund VL (together, the “Funds”), hereby constitute and appoint Roy D. Behren, Michael T. Shannon, Bruce J. Rubin, Jennifer A. Coppola, Jane Perl, and Abraham R. Cary and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-1A of the Funds and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

Signature	Title	Date
/s/ James P. Logan, III James P. Logan, III	Trustee	1/19/13

POWER OF ATTORNEY

I, the undersigned Trustee of The Merger Fund and The Merger Fund VL (together, the “Funds”), hereby constitute and appoint Roy D. Behren, Michael T. Shannon, Bruce J. Rubin, Jennifer A. Coppola, Jane Perl, and Abraham R. Cary, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-1A of the Funds and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

Signature	Title	Date
/s/ Barry Hamerling Barry Hamerling	Trustee	1/19/13